Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Plan of Liquidation and Dissolution--ING Classic Principal Protection Fund II effective December 20, 2004 previously filed as an Exhibit to the Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A on February 25, 2005 and incorporated herein by reference.

(a)(2) Articles of Amendment effective December 31, 2004 with regard to the dissolution of ING Classic Principal Protection Fund II- Filed herein.